ForeInvestors Choice Variable Annuity – I Share

Supplement dated April 9, 2019 to your Prospectus dated May 1, 2018

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

On January 11, 2019, the Board of Trustees of Oppenheimer Variable Account Funds approved an Agreement and Plan of Reorganization (“Reorganization”) to reorganize the Funds listed above (“Merging Funds”) into corresponding, newly formed funds in the Invesco family of funds (“Acquiring Funds”) as shown below.  The investment adviser for the Acquiring Funds is Invesco Advisers, Inc.  Additional information on the Acquiring Funds will be available in the Funds’ prospectus.

Merging Funds Sub-Accounts & Share Classes	Acquiring Funds Sub-Accounts & Share Classes

Oppenheimer Discovery Mid Cap Growth Fund/VA, Service Shares	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series II

Oppenheimer Global Fund/VA, Service Shares	Invesco Oppenheimer V.I. Global Fund, Series II

Oppenheimer International Growth Fund/VA, Service Shares	Invesco Oppenheimer V.I. International Growth Fund, Series II

Oppenheimer Main Street Small Cap Fund/VA, Service Shares	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II

Shareholders of record of the Merging Funds as of the close of business, January 14, 2019, will be asked to vote and approve the Agreement and Plan of Reorganization.  A combined prospectus and proxy statement was mailed around February 28, 2019 to provide the information about the proposed Reorganization.  The shareholder meeting is anticipated to be held on or about April 12, 2019.  If the Reorganization is approved, any Contract Value invested in the Merging Funds will be moved to the corresponding Acquiring Funds.

If the Reorganization is approved, you will no longer be able to allocate new Premium Payments or make Sub-Account transfers to the Merging Funds Sub-Accounts, including transfers via InvestEase, any of the Dollar Cost Averaging programs, or Asset Rebalancing, on or after the close of business on May 24, 2019.

On or about the close of business on May 24, 2019, if the Reorganization is approved the following will take place:

•                  Assets & Liabilities.  All assets and liabilities of each Merging Funds Sub-Account will be transferred into the corresponding Acquiring Funds Sub-Account;

•                  Share Class.  Shareholders of the Merging Funds Sub-Account will receive shares of the same class of the corresponding Acquiring Funds Sub-Account that are equal in value to the shares of the Merging Funds Sub-Account held by the contract holder;

•                  Investment Objective & Strategy:  As of the date of the merger, each Acquiring Funds Sub-Account will have the same objective and substantially similar principal investment strategies and risks as the Merging Funds Sub-Account;

•     Contract Value.  If any of your Contract Value is invested in any of the Merging Funds Sub-Accounts, that Contract Value will automatically be merged into the corresponding Acquiring Funds Sub-Account;

•                  Premium Payments.  If any portion of your future Premium Payments is allocated to any of the Merging Funds Sub-Accounts, you may redirect that allocation to another Sub-Account available under your Contract subject to applicable Investment Restrictions;

•                  Financial Transactions.  Any transaction that includes an allocation to any of the Merging Funds Sub-Accounts will automatically be allocated to the corresponding Acquiring Funds Sub-Account;

•                  Enrollments.  If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, or Systematic Withdrawals) that includes transfers of Contract Value into or out of any of the Merging Funds Sub-Accounts, your enrollment will automatically be updated to reflect the corresponding Acquiring Funds Sub-Account; and

•                  Sub-Account Transfer Rule.  The transfer of your Contract Value from any of the Merging Funds Sub-Accounts as a result of the Reorganization will not be counted against any limitation on the number of transfers that may be performed.

Upon completion of the proposed Reorganization, all information and references to the Merging Funds Sub-Accounts are deleted from your prospectus.

This Supplement Should be Retained for Future Reference.

FIC-I-040919-FM